                                           SECURITIES AND EXCHANGE COMMISSION
                                                 WASHINGTON, D. C. 20549

                                                         FORM 8-K

--------------------------------------------------------------------------------------------------------------------------

                                                      CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                                      Date of Report
                                                      April 24, 2003

                                               Commission File No. 0-19131

                                                     MedImmune, Inc.
                                      (Exact name of registrant as specified in its charter)

                  Delaware                                          52-1555759
         (State or other jurisdiction of                      (I. R. S. Employer
         incorporation or organization)                       Identification No.)

                                    35 West Watkins Mill Road, Gaithersburg, MD 20878
                                   (Address of principal executive offices) (Zip Code)

                            Registrant's telephone number, including area code (301) 417-0770

ITEM 7.     Financial Statements and Exhibits

(c)      Exhibits

            Exhibit               Description
            99.1                  Press release, dated April 24, 2003, "MedImmune Reports Record Revenues and Net
                                  Earnings for First Quarter 2003"

ITEM 9.     Regulation FD Disclosure

On April 24, 2003, MedImmune, Inc. (the "Company") issued a press release describing the Company's results for its first quarter ended March 31, 2003 and conducted a publicly- available conference call discussing those results.  A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In accordance with Securities and Exchange Commission Release No. 33-8216, the information contained herein and in the accompanying exhibit is being furnished, not filed, under Item 9 and Item 12, Results of Operations and Financial
Condition.

                                                        SIGNATURE

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MEDIMMUNE, INC.

Date: April 24, 2003                        /s/: Lota S. Zoth
                                            Lota S. Zoth
                                            Vice President and Controller